UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2012

SIFCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 881-8600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On December 10, 2012, SIFCO Industries, Inc. (“SIFCO”) completed the divestiture of its Applied Surface Concepts (“ASC”) business segment to Norman Hay plc, located in the United Kingdom. The ASC business includes its U.S. operations, headquartered in Cleveland, Ohio, and three European operations located in France, Sweden and the United Kingdom. The ASC business develops, manufactures and sells selective plating products and provides contract services for low volume repair, refurbishment and OEM applications.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits—99.1 Press Release dated December 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: December 12, 2012	/s/ Frank A. Cappello
Frank A. Cappello
Vice President – Finance and
Chief Financial Officer
(Principal Financial Officer)

SIFCO Industries, INC.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 12, 2012